UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2026

Snail, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41556	88-4146991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12049 Jefferson Blvd

Culver City, CA 90230

(Address of principal executive offices) (Zip Code)

+1 (310) 988-0643

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	SNAL	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 2, 2026 (the “Record Date”), a written consent (the “Written Consent”) was delivered to the Board of Directors of Snail, Inc. (the “Company”) from Hai Shi, the Company’s Founder, Chief Executive Officer, Chief Strategy Officer, and Chair of Board of Directors, and Ying Zhou, a member of the Board of Directors of the Company and the spouse of Hai Shi (together, the “Majority Stockholders”), the holders of 95% of the voting power of the Company’s issued and outstanding Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”) and Class B Common Stock, par value $0.0001 per share (the “Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”). Pursuant to the Written Consent, the Majority Stockholders approved an amendment (the “Amendment”) to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split (the “Reverse Stock Split”) with respect to the Company’s issued and outstanding shares of Common Stock, including stock held by the Company as treasury shares, at a ratio of 1-for-2 to 1-for-10 (the “Range”), with the ratio within such Range to be determined at the discretion of the Board of Directors and included in a public announcement, subject to the authority of the Board of Directors at its discretion to abandon the Amendment.

The Company filed a preliminary Information Statement on Schedule 14C with the U.S. Securities and Exchange Commission with respect to the matter approved by the Majority Stockholder (the “Preliminary Information Statement”) on June 2, 2026, and, as soon as it may do so, expects to mail a definitive Information Statement on Schedule 14C to its stockholders as of the Record Date. The Board of Directors may file the Amendment and implement the Reverse Stock Split no earlier than 20 days after such mailing. Further detail regarding the Reverse Stock Split can be found in the preliminary Information Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SNAIL, INC.

Date: June 3, 2026	By:	/s/ Hai Shi
	Name:	Hai Shi
	Title:	Chief Executive Officer